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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-66450, 333-40172, 333-83943, 333-69981, 333-50847, and 333-50845 of PC
Connection, Inc. on Form S-8 of our report dated January 24, 2002 (March 25, 2002 as to Note 15), in this Annual Report on Form 10-K of PC Connection, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 2002